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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000, relating to the financial statements of Champion Enterprises, Inc., which appears in Champion Enterprises Inc.'s Annual Report on Form 10-K for the year ended January 1, 2000.


         PricewaterhouseCoopers LLP

         /s/PricewaterhouseCoopers LLP



         Detroit, Michigan
         December 28, 2000